UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 26, 2022

EQUITY COMMONWEALTH
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

1-9317			04-6558834
(Commission File Number)			(IRS Employer Identification No.)

Two North Riverside Plaza, Suite 2100	Chicago	IL	60606
(Address of Principal Executive Offices)			(Zip Code)
(312) 646-2800
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:
Title Of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Shares of Beneficial Interest	EQC	New York Stock Exchange
6.50% Series D Cumulative Convertible Preferred Shares of Beneficial Interest	EQCpD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Compensatory Arrangements of Certain Officers.
On January 26, 2022, the Board of Trustees of Equity Commonwealth (“EQC” or the “Company”) promoted William (Bill) H. Griffiths from Senior Vice President, Chief Financial Officer and Treasurer of the Company to Executive Vice President, Chief Financial Officer and Treasurer of the Company, effective February 14, 2022. On January 26, 2022, EQC’s Compensation Committee approved, among other items, the following compensation-related actions for Mr. Griffiths:

•A cash bonus for calendar year 2021 of $410,000; and

•A 2022 total target compensation award of $1.7 million, consisting of: (i) a 2022 base salary of $500,000; (ii) a target cash bonus of $500,000 under the Company’s short-term incentive program for named executive officers, and (iii) and a target equity award for 2022 performance under the Company’s long-term incentive program of $700,000. Mr. Griffiths’ participation in the Company’s short-term and long-term incentive programs will be on terms and conditions consistent with those applied to named executive officers of the Company, as described in Company’s Schedule 14A, proxy statement for the annual meeting of shareholders, filed with the SEC on April 27, 2021.

These compensation-related actions recognize Mr. Griffiths’ increased responsibilities following his promotion from Senior Vice President - Capital Markets to Senior Vice President, Chief Financial Officer and Treasurer of the Company (as approved by the Board of Trustees on March 1, 2021 and effective as of April 1, 2021), Mr. Griffiths’ contributions to the Company during 2021, and Mr. Griffiths’ promotion to Executive Vice President, Chief Financial Officer and Treasurer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY COMMONWEALTH
By:	/s/ Orrin S. Shifrin
Name:	Orrin S. Shifrin
Title:	Executive Vice President, General Counsel and
Secretary
Date: January 28, 2022